INCOME TAX	6 Months Ended
Jun. 30, 2023
Income Taxes [Abstract]
INCOME TAX
NOTE 8 - INCOME TAX
Income tax expense or benefit for interim periods is recognized based on the best estimate of the weighted average annual income tax rate expected for the full year, adjusted for the tax effect of certain items recognized in full in the interim period. The tax rate applied at June 30, 2023 was impacted by non-recurring transactions and changes in the allocation of income or loss by country.